SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

STRIKEFORCE TECHNOLOGIES, INC.
(Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.0001 per share; Series A Preferred Stock, no par value, Series B Stock, $0.10 par value

2)	Aggregate number of securities to which transaction applies:

2,789,476,112 Common Stock; 3 Class A Preferred Stock; 36,667 Class B Preferred Stock

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

STRIKEFORCE TECHNOLOGIES, INC.

1090 King Georges Post Road – Suite 603

Edison, NJ 08837

(732) 661-9641

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 22, 2019

The Annual Meeting of Stockholders (the “Annual Meeting”) of STRIKEFORCE TECHNOLOGIES, INC., a New Jersey corporation (the “Company”), will be held at 4:00 p.m., local time, on November 22, 2019 at 1090 King Georges Post Road, Suite 603, Edison, NJ 08837, for the following purposes:

(1)	To elect three members to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Stockholders in 2020 or until each Director’s successor is duly elected and qualified; and

(2)	To ratify the appointment of Weinberg and Company, PA, as the Company’s independent certified public accountants;

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on October 25, 2019, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

This year, the Company has decided to deliver its meeting materials, which includes the proxy statement (the “Meeting Materials”), to Stockholders by posting them on a website (http://www.strikeforcetech.com, which website, apart from the Meeting Materials, is not incorporated into this Proxy). The use of this delivery method is more environmentally friendly as it helps reduce paper use and it will also reduce the Company’s printing and mailing costs. The Meeting Materials will be available on the website as of October 31, 2019, and will remain on there for one year thereafter. All Stockholders will receive a notice and access notification, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting. Stockholders may request paper copies of the Meeting Materials be sent to them by postal delivery for one year from the mailing of the Meeting Materials. These copies will be mailed by the Company and are available at no cost to Stockholders. If you wish copies of the Meeting Materials, please call the Company. Where a request for paper copies of the Meeting Materials is made before the Meeting, the materials will be sent to the requesting Stockholder within three (3) business days of the request. Stockholders that wish to receive paper copies of the Meeting Materials before the voting deadline and the Meeting date should ensure their request is received no later than five (5) business days before the date that is 48 hours (excluding Saturdays, Sundays and statutory holidays prior to the Meeting.

By Order of the Board of Directors

Edison, NJ	/s/ Mark L. Kay
October 15, 2019	MARK L. KAY
CHIEF EXECUTIVE OFFICER

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THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be voted. Please fill in, date, sign and return the enclosed proxy card. If you hold your shares in “street name” (that is, through a broker, bank or other nominee), complete, date and sign the voting instruction card that has been provided by your broker, bank or other nominee and return it in the enclosed envelope. If you hold your shares directly and will attend the meeting, remember to bring a form of personal identification with you and, if acting as a proxy for another stockholder, bring written confirmation from that Stockholder that you are acting as a proxy. If you hold your shares in “street name” and will attend the meeting, bring a form of personal identification with you and proof of beneficial ownership. The annual and special meeting for which this notice is given may be adjourned without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

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STRIKEFORCE TECHNOLOGIES, INC.

1090 King Georges Post Road – Suite 603

Edison, NJ 08837

(732) 661-9641

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of STRIKEFORCE TECHNOLOGIES, INC., a Wyoming corporation (the “Company”), for proxies from the holders of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), Series A Preferred Stock, no par value (“Series A Preferred Stock”) and Series B Preferred Stock, $0.10 par value (“Series B Preferred Stock”).

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is October 31, 2019. Stockholders should review the information provided herein in conjunction with the Company’s 2019 Annual Report, which was filed with the Securities and Exchange Commission on April 15, 2019 and the Company quarterly filings on Form 10-Q. The Company’s principal executive offices are located at 1090 King Georges Post Road – Suite 603, Edison, NJ 08837, telephone (732) 661-9641.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof by filing with the Company’s Secretary at the Company’s executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company.

The cost of preparing, assembling and mailing this Proxy Statement and the enclosed proxy will be borne by the Company. In addition to the use of U.S. mail and email, employees of the Company may solicit proxies personally, by email and by telephone. The Company’s employees will receive no compensation for soliciting proxies. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for any out-of-pocket expenses incurred in this solicitation.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in this Proxy Statement that may be raised in the Annual Meeting. If the requested proxy is given to vote, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented for action.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	filing with the Chief Executive Officer of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a subsequent proxy relating to the same shares of common stock or preferred stock and delivering it to the Chief Executive Officer of the Company.

Any written notice revoking a proxy should be sent to: Mark L. Kay, STRIKEFORCE TECHNOLOGIES, INC., 1090 King Georges Post Road – Suite #603, Edison, NJ 08837.

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PURPOSE OF THE ANNUAL MEETING

At the annual meeting, the Company’s Stockholders will consider and vote upon the following matters:

(1)	To elect three members to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Stockholders in 2020 or until each Director’s successor is duly elected and qualified; and

(2)	To ratify the appointment of Weinberg and Company, PA, as the Company’s independent certified public accountants;

(3)	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted FOR in regards to all the matters requiring a vote. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder’s shares will be voted in accordance with the specification so made.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

The Company trades on the OTC Markets under the symbol “SFOR.” Inclusion on the OTC Markets permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on October 25, 2019 as the record date (the “Record Date”) for determining Stockholders of the Company entitled to receive notice of and to vote. As of the date herein there are 2,789,476,112 shares of Common Stock, $0.0001 par value (the “Common Stock”) issued and outstanding, and 3 shares of Series A preferred stock, no par value (the “Series A Preferred Stock”), issued and outstanding, and 36,667 shares of Series B preferred stock, par value $0.10 per share (“Series B Preferred Stock”), all of which are entitled to be voted. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval. The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock. The Series B Preferred Stock collectively has voting rights equal to ten votes for each shares of Series B Preferred Stock held.

The presence, in person or by proxy, of at least a majority of the total number of voting shares of Common Stock and Preferred Stock outstanding on the Record Date will constitute a quorum. Abstentions and broker non-votes will be counted as shares for purposes of determining a quorum.

The Company will select one or more inspectors to determine the number of shares of Common Stock, the existence of a plurality, the validity and effect of the proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote will be available for examination by any shareholder at the Company’s principal executive offices located at 1090 King Georges Post Road, Suite 603, Edison, New Jersey for a period of 10 days prior to the Annual Meeting Date.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 31, 2018, with respect to the shares of common stock beneficially owned by: (i) each director; (ii) each executive officer; (iii) all current executive officers (regardless of salary and bonus level) and directors as a group; and (iv) each person or entity known by us to beneficially own more than 5% of our outstanding common stock. The address for each director and executive officer is 1090 King Georges Post Road, Suite 603, Edison, New Jersey 08837. Unless otherwise indicated, the shareholders listed in the table below have sole voting and investment powers with respect to the shares indicated:

This table is based upon information obtained from our stock records.

NAME OF BENEFICIAL OWNER	AMOUNT OF OWNERSHIP(1)		PERCENTAGE OF CLASS(2) (excluding Preferred Stock (11))
Mark L. Kay	46,000,008	(3),(11)	1.6943%
Ramarao Pemmaraju	81,000,007	(4),(5),(11)	2.9834%
George Waller	62,000,002	(6),(7),(11)	2.2836%
All directors and executive officers as a group (3 persons)	189,000,017	(8)	6.9612%
NetLabs.com, Inc.	2	(9),(10)	0.00000007%

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 90 days from the date hereof.
(2)

Based on 2,373,749,597 shares of common stock outstanding as of December 31, 2017; also including 78,318,710 shares of common stock available upon the conversion of certain convertible loans, 3,481,149 shares of common stock available upon the conversion of Series B Preferred stock and 259,500,002 shares of common stock underlying options.

(3)

Includes 6 shares of common stock available upon the conversion of certain convertible loans valued at $9,750,000,000 per share for $240,000 of convertibles and $7,312,500,000 per share for $28,000 of convertibles, 1 share of common stock underlying vested ten-year options valued at $2,242,500 per share, 36,000,000 shares of common stock underlying vested ten-year options valued at $0.00625 per share and 10,000,000 shares of common stock underlying vested ten-year options valued at $0.0057 per share. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common and preferred stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(4)

Includes 4 shares of common stock available upon the conversion of certain convertible loans valued at $9,750,000,000 per share for $25,000 of convertibles and $7,312,500,000 per share for $5,000 of convertibles 2 shares of common stock underlying vested ten-year options valued at $2,242,500 per share, 58,000,000 shares of common stock underlying vested ten-year options valued at $0.00625 per share and 23,000,000 shares of common stock underlying vested ten-year options valued at $0.0057 per share. Of the total shares, 27,000,005 shares, consisting of 4 shares of common stock available upon the conversion of certain convertible loans valued at $9,750,000,000 per share for $25,000 of convertibles and $7,312,500,000 per share for $5,000 of convertibles, 1 share of common stock underlying vested ten-year options valued at $2,242,500 per share, 22,000,000 shares of common stock underlying vested ten-year options valued at $0.00625 per share and 5,000,000 shares of common stock underlying vested ten-year options valued at $0.0057 per share, are in the name of Sunita Pemmaraju who is a family member of Ramarao Pemmaraju. Of the total shares, 8,000,000 shares, consisting of shares of common stock underlying vested ten-year options valued at $0.0057 per share, are in the name of Bhavani Pemmaraju who is a family member of Ramarao Pemmaraju. Mark L. Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(5)	Excludes shares owned by NetLabs.com, Inc. which is controlled by Ramarao Pemmaraju and another individual.

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(6)	Shares are listed in the name of Katherine LaRosa who is a family member of George Waller.
(7)

Includes 1 share of common stock underlying vested ten-year options valued at $2,242,500 per share, 47,000,000 shares of common stock underlying vested ten-year options valued at $0.00625 per share and 15,000,000 shares of common stock underlying vested ten-year options valued at $0.0057 per share. Of the total shares, 11,300,546 shares, consisting of 11,000,000 shares of common stock underlying vested ten-year options valued at $0.00625 per share and 5,000,000 shares of common stock underlying vested ten-year options valued at $0.0057 per share, are in the name of Michael Waller who is a family member of George Waller. Mark Kay, along with Ramarao Pemmaraju and George Waller each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller have irrevocably waived any conversion rights.

(8)

Includes 10 shares of common stock available upon the conversion of certain convertible loans valued at $9,750,000,000 per share for $265,000 of convertibles and $7,312,500,000 per share for $33,000 of convertibles, 4 shares of common stock underlying vested ten-year options valued at $2,242,500 per share, 141,000,000 shares of common stock underlying vested ten-year options valued at $0.00625 per share and 48,000,000 shares of common stock underlying vested ten-year options valued at $0.0057 per share. Excludes the Series A Preferred Shares: Mark L. Kay, along with Ramarao Pemmaraju and George Waller, each hold one share of Series A Preferred Shares which, collectively, allow the holders to vote up to 80% of the issued and outstanding shares of common stock; Mark Kay, along with Ramarao Pemmaraju and George Waller, have irrevocably waived any conversion rights.

(9)	Ramarao Pemmaraju controls NetLabs.com, Inc. along with another individual.
(10)	Includes 1 share of common stock underlying vested ten-year options valued at $1,950,000 per share.
(11)

Mark Kay, along with Ramarao Pemmaraju and George Waller hold 3 shares of preferred stock. The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock.

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or common stock purchase warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

Preferred Stock

On October 21, 2010, we amended our Articles of Incorporation in New Jersey to authorize 10,000,000 shares of preferred stock, par value $0.10. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors. On November 15, 2010, we changed our domicile from the state of New Jersey to the state of Wyoming.

In addition to the 10,000,000 shares of preferred stock authorized, on January 10, 2011, 100 shares of preferred stock were designated as Series A Preferred Stock and 100,000,000 shares were designated as Series B Preferred Stock. The bylaws under the Wyoming Incorporation were amended to reflect the rights and preferences of each additional new designation.

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The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock. If at least one share of Series A Preferred Stock is outstanding, the aggregate shares of Series A Preferred Stock shall have voting rights equal to the number of shares of common stock equal to four times the sum of the total number of shares of common stock issued and outstanding, plus the number of shares of Series B Preferred Stock (or other designated preferred stock) which are issued and outstanding.

The Series B Preferred Stock have preferential liquidation rights in the event of any liquidation, dissolution or winding up of the Company, such liquidation rights to be paid from our assets not delegated to parties with greater priority at $1.00 per share or, in the event an aggregate subscription by a single subscriber of the Series B Preferred Stock is greater than $100,000,000, $0.997 per share. The Series B Preferred Stock shall be convertible to a number of shares of common stock equal to the price of the Series B Preferred Stock divided by the par value of the Series B Preferred Stock, par value $0.10. The option to convert the shares of Series B Preferred Stock may not be exercised until three months following the issuance of the Series B Preferred Stock to the recipient shareholder. The Series B Preferred Stock has ten votes on matters presented to our shareholders for one share of Series B Preferred Stock held.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY CONVERTIBLE NOTES

At December 31, 2018 and December 31, 2017, convertible notes payable - related parties consist of 12 convertible notes payable in the aggregate of $355,500. The notes are unsecured and have extended due dates of December 31, 2019. Six notes totaling $268,000 are due to our Chief Executive Officer, at a compounded interest rate of 8% per annum; two notes totaling $57,000 are due to our VP of Technology, interest at prime plus 2% and prime plus 4% per annum; and four notes totaling $30,000 are due to the spouse of our Chief Technology Officer at a compounded interest rate of 8% per annum. $33,000 of the notes are convertible at a fixed conversion price of $7,312,500 per share and $322,500 of the notes are convertible at a fixed conversion price of $9,750,000,000 per share, as defined in the note agreements.

At December 31, 2017, accrued interest due for the convertible notes – related parties was $498,077. During the year ended December 31, 2018, interest expense of $65,728 was accrued. At December 31, 2018, accrued interest due for the convertible notes – related parties was $563,805. During the year ended December 31, 2017, interest expense of $60,772 was accrued.

RELATED PARTY PROMISSORY NOTES

Notes payable- related party consist of 18 unsecured notes payable to our Chief Executive Officer ranging in interest rates of 0% per annum to 10% per annum. The notes are unsecured and have extended due dates of December 31, 2019. At December 31, 2018 and 2017, the balance due under these notes $742,513.

At December 31, 2017, accrued interest due for the notes payable – related party was $647,864. During the year ended December 31, 2018, interest expense of $56,080 was accrued. At December 31, 2018, accrued interest due for the notes payable – related party was $703,944. During the year ended December 31, 2017, interest expense of $56,080 was accrued.

DIRECTORS AND EXECUTIVE OFFICERS.

The current Board of Directors and officers are as follows:

Name	Position
Mark L. Kay	Chief Executive Officer and Chairman of the Board of Directors
Philip E. Blocker	Chief Financial Officer
Ramarao Pemmaraju	Chief Technical Officer and Director
George Waller	Executive Vice President and Director

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Our Directors hold their offices until the next annual meeting of the shareholders and until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. Our executive officers are elected by the Board of Directors to serve until their successors are elected and qualified.

The following is a brief description of the business experience of our executive officers who are also the Directors and significant employees:

Mark L. Kay, Chief Executive Officer and Chairman of the Board of Directors

Mr. Kay joined StrikeForce as our CEO in May 2003 following his retirement at JPMorganChase & Co. In December 2008, a majority of the Board of Directors, by written consent, eliminated the position of our President, with those responsibilities being assumed by Mr. Kay. A majority of the Board of Directors also appointed Mr. Kay as the Chairman of the Board in December 2008. Prior to joining StrikeForce Mr. Kay was employed by JPMorganChase & Co. from August of 1977 until his retirement in December 2002, at which time he was a Managing Director of the firm. During his tenure with JPMorganChase & Co. Mr. Kay led strategic and corporate business groups with global teams up to approximately 1,000 people. His responsibilities also included Chief Operations Officer, Chief Information Officer, and Global Technology Auditor. Mr. Kay’s business concentrations were in securities (fixed income and equities), proprietary trading and treasury, global custody services, audit, cash management, corporate business services and web services. Prior to his employment with JPMorganChase & Co., Mr. Kay was a systems engineer at Electronic Data Services (EDS) for approximately five years from September 1972 through to August 1977. He holds a B.A. in Mathematics from CUNY. Mr. Kay is also an executive officer and director of our subsidiary, BlockSafe Technologies, Inc.

Philip E. Blocker, Chief Financial Officer

Mr. Blocker was CFO of MediaServ, a NYC based Internet software development company, in 2001. Prior to MediaServ, Mr. Blocker was a partner in POLARIS, a $25 million technology reseller, specializing in storage and high availability solutions. He is a Certified Public Accountant and has practical experience with taking private companies’ public.

Ramarao Pemmaraju, Chief Technology Officer

Mr. Pemmaraju Joined StrikeForce in July 2002 as our Chief Technology Officer (CTO) and the inventor of the ProtectIDÒ product. In May 1999 Mr. Pemmaraju co-founded NetLabs, which developed security software products. Mr. Pemmaraju concentrated his time on NetLabs from July 2001 through to July 2002. From June 2000 to July 2001 Mr. Pemmaraju was a systems architect and project leader for Coreon, an operations service provider in telecommunications. From October 1998 through May 2000, Mr. Pemmaraju was a systems engineer with Nexgen systems, an engineering consulting firm. Mr. Pemmaraju has over eighteen years’ experience in systems engineering and telecommunications. His specific expertise is in systems architecture, design and product development. Mr. Pemmaraju holds a M.S.E.E. from Rutgers University and a B.E. from Stevens Tech. Mr. Pemmaraju is also an executive officer and director of our subsidiary, BlockSafe Technologies, Inc.

George Waller, Executive Vice President and Head of Marketing

Mr. Waller joined StrikeForce in June 2002 as a Vice President in charge of sales and marketing. In July 2002, Mr. Waller became the CEO of StrikeForce, a position he held until Mr. Kay joined us in May 2003. Since May 2003, Mr. Waller has been the Executive Vice President overseeing Sales, Marketing, Business Development and product development. From 2000 through June 2002, Mr. Waller was Vice President of business development for Infopro, an outsourcing software development firm. From 1999 to 2001, Mr. Waller was Vice President of sales and Marketing for Teachmeit.com-Incubation systems, Inc., a multifaceted computer company and sister company to Infopro. From 1997 through 1999, Mr. Waller was the Vice President of Internet Marketing for RX Remedy, an aggregator of medical content for online services. Previously, Mr. Waller was a Vice President of Connexus Corporation, a software integrator. Mr. Waller is also an executive officer and director of our subsidiary, BlockSafe Technologies, Inc.

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Committees

We have two committees: the Audit Committee and the Compensation Committee. At this time, there are no members of either Committee and the Board of Directors performs the acts of the Committees. None of our current directors are deemed “independent” directors as that term is used by the national stock exchanges or have the requisite public company accounting background or expertise to be considered an “audit committee financial expert” as that term is defined under Regulation S-K promulgated under the Securities Act of 1933, as amended.

It is anticipated that the principal functions of the Audit Committee will be to recommend the annual appointment of our auditors, the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting our operating results and to review our internal control procedures.

It is anticipated that the Compensation Committee will develop a Company-wide program covering all employees and that the goals of such program will be to attract, maintain, and motivate our employees. It is further anticipated that one of the aspects of the program will be to link an employee’s compensation to his or her performance, and that the grant of stock options or other awards related to the price of the common shares will be used in order to make an employee’s compensation consistent with shareholders’ gains. It is expected that salaries will be set competitively relative to the technology development industry and that individual experience and performance will be considered in setting salaries.

At present, executive and director compensation matters are determined by a majority vote of the board of directors.

We do not have a nominating committee. Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board’s practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not our directors, officers, or employees on the same basis as candidates proposed by any other person.

Code of Ethics.

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics contains standards that are reasonably designed to deter wrongdoing and to promote:

o	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

o	Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submits to, the Commission and in other public communications made by us;

o	Compliance with applicable governmental laws, rules and regulations;

o	The prompt internal reporting of violations of the code to the board of directors or another appropriate person or persons; and

o	Accountability for adherence to the code.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain compensation information for: (i) the person who served as the Chief Executive Officer of StrikeForce during the years ended December 31, 2018 and 2017, regardless of the compensation level, and (ii) each of our other executive officers, serving as an executive officer at any time during 2018 and 2017. The foregoing persons are collectively referred to in this Form 10-K as the “Named Executive Officers.” Compensation information is shown for the years ended December 31, 2018 and 2017:

On July 31, 2010, Philip E. Blocker was appointed our Chief Financial Officer. Mr. Blocker is not our employee. He received fee payments of $0 in 2018 and $4,175 in 2017. Mr. Blocker received no option awards in 2018 or 2017.

Outstanding Option Awards at Year End

The following table provides certain information regarding unexercised options to purchase common stock, stock options that have not vested, and equity-incentive plan awards outstanding at December 31, 2018 for each Named Executive Officer and/or Director:

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Outstanding Equity Awards At Fiscal Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark L. Kay	1	-	-	$2,242,500	01/03/23	-	-	-	-
	36,000,000	-	-	$0.00625	09/28/26	-	-	-	-
	10,000,000	-	-	$0.0057	12/21/27
George Waller	1	-	-	$2,242,500	01/03/23	-	-	-	-
	36,000,000	-	-	$0.00625	09/28/26	-	-	-	-
	10,000,000	-	-	$0.0057	12/21/27
Ramarao Pemmaraju	1	-	-	$2,242,500	01/03/23	-	-	-	-
	36,000,000	-	-	$0.00625	09/28/26	-	-	-	-
	10,000,000	-	-	$0.0057	12/21/27

Option Exercises and Stock Vested Table

None.

Pension Benefits Table

None.

Non-Qualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Mark L. Kay	-	-	-	-	-

George Waller	-	-	-	-	-

Ramarao Pemmaraju	-	-	-	-	-

All Other Compensation Table

None.

Perquisites Table

None.

Director Compensation

All three of our directors were also our executive officers through December 31, 2018. Our directors did not receive any separate compensation for serving as such during fiscal 2018.

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AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

Fees billed by Weinberg & Company, P.A. for the fiscal years ended December 31, 2018 and 2017 related to the Company’s audit services were approved by the Audit Committee and paid by the Company.

The following table shows the audit fees incurred for fiscal year 2018 and 2017:

	2018	2017
Audit fees (1)	$82,500	$72,500
Audit related fees (2)	-	-
Tax fees (3)	-	-
Total	$82,500	$72,500

(1)	Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with engagements for those years and services that are normally provided by our independent registered public accounting firm in connection with statutory audits and SEC regulatory filings or engagements.

(2)	Audit-Related Fees – This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

(3)	Tax Fees – This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

The Board of Directors has reviewed and discussed with the our management and independent registered public accounting firm our audited financial statements contained in our Annual Report on Form 10-K for our 2017 fiscal year. The Board has also discussed with the auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from us. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the audited financial statements be included in our Annual Report on Form 10-K for our 2017 fiscal year for filing with the SEC.

Pre-Approval Policies

The Board’s policy is to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by our independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by us to our accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

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PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, three directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their re-election or their successor has been elected and qualified. There are three nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

NAME	AGE

Mark L. Kay	70

Ramarao Pemmaraju	58

George Waller	61

Mark L. Kay, Chief Executive Officer and Chairman of the Board of Directors

Mr. Kay joined StrikeForce as our CEO in May 2003 following his retirement at JPMorganChase & Co. In December 2008, a majority of the Board of Directors, by written consent, eliminated the position of our President, with those responsibilities being assumed by Mr. Kay. A majority of the Board of Directors also appointed Mr. Kay as the Chairman of the Board in December 2008. Prior to joining StrikeForce Mr. Kay was employed by JPMorganChase & Co. from August of 1977 until his retirement in December 2002, at which time he was a Managing Director of the firm. During his tenure with JPMorganChase & Co. Mr. Kay led strategic and corporate business groups with global teams up to approximately 1,000 people. His responsibilities also included Chief Operations Officer, Chief Information Officer, and Global Technology Auditor. Mr. Kay’s business concentrations were in securities (fixed income and equities), proprietary trading and treasury, global custody services, audit, cash management, corporate business services and web services. Prior to his employment with JPMorganChase & Co., Mr. Kay was a systems engineer at Electronic Data Services (EDS) for approximately five years from September 1972 through to August 1977. He holds a B.A. in Mathematics from CUNY.

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Ramarao Pemmaraju, Chief Technology Officer

Mr. Pemmaraju Joined StrikeForce in July 2002 as our Chief Technology Officer (CTO) and the inventor of the ProtectIDÒ product. In May 1999 Mr. Pemmaraju co-founded NetLabs, which developed security software products. Mr. Pemmaraju concentrated his time on NetLabs from July 2001 through to July 2002. From June 2000 to July 2001 Mr. Pemmaraju was a systems architect and project leader for Coreon, an operations service provider in telecommunications. From October 1998 through May 2000, Mr. Pemmaraju was a systems engineer with Nexgen systems, an engineering consulting firm. Mr. Pemmaraju has over eighteen years’ experience in systems engineering and telecommunications. His specific expertise is in systems architecture, design and product development. Mr. Pemmaraju holds a M.S.E.E. from Rutgers University and a B.E. from Stevens Tech.

George Waller, Executive Vice President and Head of Marketing

Mr. Waller joined StrikeForce in June 2002 as a Vice President in charge of sales and marketing. In July 2002, Mr. Waller became the CEO of StrikeForce, a position he held until Mr. Kay joined us in May 2003. Since May 2003, Mr. Waller has been the Executive Vice President overseeing Sales, Marketing, Business Development and product development. From 2000 through June 2002, Mr. Waller was Vice President of business development for Infopro, an outsourcing software development firm. From 1999 to 2001, Mr. Waller was Vice President of sales and Marketing for Teachmeit.com-Incubation systems, Inc., a multifaceted computer company and sister company to Infopro. From 1997 through 1999, Mr. Waller was the Vice President of Internet Marketing for RX Remedy, an aggregator of medical content for online services. Previously, Mr. Waller was a Vice President of Connexus Corporation, a software integrator.

BOARD OF DIRECTORS

Directors are elected at the Company’s annual meeting of Stockholders and serve for a term of one year until the next annual Stockholders’ meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as Directors of the Company, within reason. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS IN 2020 AND UNTIL THEIR RE-ELECTION OR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

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PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors appointed Weinberg and Company, PA as the Company’s independent certified public accountants. A representative of Weinberg and Company, PA may be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Weinberg and Company, PA.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF WEINBERG AND COMPANY, PA AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Commission’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can also get copies of documents that we file with the Commission through the Commission’s Internet site at www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2018 on Form 10-K with the SEC. A copy of past annual reports on Form 10-K, may be obtained, upon written request by any stockholder to Mark L. Kay, Chief Executive Officer, StrikeForce Technologies, Inc., 1090 King Georges Post Road – Suite 630, Edison, New Jersey 08837, phone number (732) 661- 9641.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

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CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” “estimates” or “anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in “Note on Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2011, (b) the ability to operate our business after the closing in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

SHAREHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2018 and have it included in our proxy statement must submit the proposal in writing to Mark L. Kay. We must receive the proposal no later than May 1, 2020. Shareholders intending to present a proposal at the Annual Meeting in 2019, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the “Exchange Act”). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2020 no later than May 1, 2020. If the notice is after May 1, 2020, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2020. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

/s/ Mark L. Kay

MARK L. KAY

Chief Executive Officer

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THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

OF

STRIKEFORCE TECHNOLOGIES, INC.

PROXY -- ANNUAL MEETING OF SHAREHOLDERS – NOVEMBER 22, 2019

The undersigned, revoking all previous proxies, hereby appoint(s) Mark L. Kay as Proxy, with full power of substitution, to represent and to vote all Common Stock of STRIKEFORCE TECHNOLOGIES, INC. owned by the undersigned at the Annual Meeting of Shareholders to be held in Edison, New Jersey, on November 22, 2019, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

(1)	ELECTION OF DIRECTORS. Nominee:	Mark L. Kay
Ramarao Pemmaraju
George Waller

☐ FOR ALL NOMINEES LISTED (Except as specified
here:______________)
OR

☐ WITHHOLDING AUTHORITY to vote for the nominee listed above

(2)	Proposal to Ratify the appointment of Weinberg and Company, PA as Independent Auditor of the Company.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Dated ____________________________, 2019

_________________________________       _________________________________

(Print Name)                                                                    (Signature)

Dated ____________________________, 2019

_________________________________      _________________________________

(Print Name)                                                                   (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer’s or other person’s title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

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